Exhibit 10.16(b)


    Schedule of Secured Convertible Notes (demand) issued by NCT Group, Inc.
            to Carole Salkind and outstanding as of February 28, 2006



                                                                    Conversion
      Issue Date         Due Date*(a)           Principal            Price(b)
      ----------         ------------      -----------------         --------
       12/22/05           06/22/06           $    375,000            $0.0100
       01/11/06           07/11/06                375,000            $0.0100
       01/24/06           07/24/06                375,000            $0.0100
       02/13/06           08/13/06                375,000            $0.0100
       02/27/06           08/27/06                850,000            $0.0100

                                           -----------------
                                             $  2,350,000
                                           =================


(a)  Note is payable upon the earlier of demand or the due date
(b) Note conversion price will be the greater of: (i) the lowest last sale price of NCT's common stock during the five-day period comprised of the date of the note, date preceding and three dates following; or (ii) the par value of NCT's common stock on the date the conversion notice is delivered to NCT.